                                                                    EXHIBIT 23.3




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-57891, 333-29069 and 333-43291.





/s/ ARTHUR ANDERSEN LLP

Denver, Colorado
March 30, 2000.